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                      FINANCIAL GUARANTY INSURANCE COMPANY,

                                       and

                              LEHMAN BROTHERS INC.




                            INDEMNIFICATION AGREEMENT




                    GREENPOINT HOME EQUITY LOAN TRUST 2000-2


                    HOME EQUITY LOAN ASSET BACKED SECURITIES,
                                  SERIES 2000-2




                         Dated as of September 15, 2000



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                                TABLE OF CONTENTS



     (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Agreement. All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)


                                                                        Page

SECTION 1. DEFINED TERMS...................................................1


SECTION 2. OTHER DEFINITIONAL PROVISIONS...................................2


SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITER...............2


SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE INSURER...................3


SECTION 5. INDEMNIFICATION.................................................4


SECTION 6. AMENDMENTS, ETC.................................................6


SECTION 7. NOTICES.........................................................6


SECTION 8. SEVERABILITY....................................................6


SECTION 9. GOVERNING LAW...................................................6


SECTION 10. COUNTERPARTS...................................................7


SECTION 11. HEADINGS.......................................................7

                                       i

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     INDEMNIFICATION AGREEMENT, dated as of September 15, 2000, by and between
FINANCIAL GUARANTY INSURANCE COMPANY, as Insurer, and LEHMAN BROTHERS INC., as the Underwriter.

SECTION 1.  DEFINED TERMS.

     Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Annex A to the Pooling Agreement and Indenture or Surety Bond No. 00010638 issued by the Insurer in favor of the Trustee (the "Policy"). For purposes of this Indemnification Agreement, the following terms shall have the following meanings:

     "Certificates" means the GreenPoint Home Equity Loan Trust 2000-2 Home Equity Loan Asset Backed Class A-1 Certificates, Series 2000-2 as issued pursuant to the Trust Agreement.

     "Class A Securities" means the Certificates and the Notes.

     "Insurance Agreement" means the Insurance and Indemnity Agreement (as the same may be amended, modified or supplemented from time to time), dated as of September 26, 2000, by and among the Insurer, GreenPoint Home Equity Loan Trust 2000-2, GreenPoint Mortgage Funding Inc., as seller of the Mortgage Loans to the Sponsor and as Servicer, the Sponsor, Bank One, National Association, as Trustee, and Freddie Mac.

     "Insurer" means Financial Guaranty Insurance Company, or any successor thereto, as issuer of the Policy.

     "Insurer Information" has the meaning given such term in Section 4.

     "Notes" means the GreenPoint Home Equity Loan Trust 2000-2 Home Equity Loan Asset Backed Class A-2 Notes, as issued pursuant to the Pooling Agreement.

     "Offering Documents" means the Base Prospectus (the "Prospectus"), dated February 15, 2000, as supplemented by the Prospectus Supplement (the "Prospectus Supplement"), dated September 15, 2000, in respect of the Notes and any amendment or supplement thereto, and any other offering document in respect of the Notes that makes reference to the Policy; and the Information Circular (the "Information Circular") dated September 15, 2000, in respect of the Certificates, the Offering Circular (the "Offering Circular") in respect of Freddie Mac Giant and Other Pass-Through Certificates (SPC) dated December 1, 1999, and the Offering Circular Supplement (the "Offering Circular Supplement") dated September 15, 2000, in respect of the Freddie Mac Structured Pass-Through Certificates, Series T-029, and any amendment or supplement thereto, and any other offering document in respect of the certificates that makes reference to the Policy.

     "Pooling Agreement" means that certain Pooling Agreement and Indenture relating to the Class A Securities, dated as of September 1, 2000, between GreenPoint Home

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Equity Loan Trust 2000-2, as issuer, Bank One, National Association, as Trustee, and Freddie Mac without regard to any amendment or supplement thereto.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of September 1, 2000, by and among GreenPoint Mortgage Securities Inc., as Sponsor, GreenPoint Mortgage Funding Inc., and Servicer, GreenPoint Home Equity Loan Trust 2000-2, and Bank One, National Association, as Trustee, without regard to any amendment or supplement thereto.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Sponsor" means GreenPoint Mortgage Securities Inc.

     "Trust Agreement" means the Trust Agreement between GreenPoint Mortgage Securities Inc., as Sponsor and Wilmington Trust Company, as Owner Trustee, dated as of September 1, 2000, without regard to any amendment or supplement thereto.

     "Underwriter" means Lehman Brothers Inc.

     "Underwriter Information" has the meaning given such term in Section 3.

SECTION 2. OTHER DEFINITIONAL PROVISIONS.

     The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indemnification Agreement shall refer to this Indemnification Agreement as a whole and not to any particular provision of this Indemnification Agreement, and Section, subsection, Schedule and Exhibit references are to this Indemnification Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITER.

     The Underwriter represents and warrants as of the Closing Date as follows:

          (a) Offering Document. The Underwriter will not use, or distribute to other broker-dealers for use, the Prospectus and the Prospectus Supplement, and any amendment or supplement thereto, the Information Circular and any amendments or supplements thereto, the Offering Circular and the Offering Circular Supplement, and any amendments or supplements thereto, each of which includes such information relating to the Insurer, unless such information has been furnished by the Insurer for inclusion therein and has been approved by the Insurer.


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          (b)  Underwriter Information. As to the Underwriter, all material provided in writing to the Sponsor for inclusion in the Offering Documents (as revised from time to time, and as included in such Offering Document or any other Offering Document), being such information located in the Freddie Mac Offering Circular Supplement relating to the Certificates, being the name of Lehman on the front cover, the 4th sentence under the heading "Certain Risk Considerations -- the SPC's Are Subject to Market Risk" on page S-2, and the second paragraph under the heading "Plan of Distribution" on page S-11; and being such information located in the Prospectus Supplement relating to the Notes, being the next to last sentence of the next to last paragraph on page S-1, the first two sentences of the paragraph immediately preceding the Table of Contents on page S-2, and the third paragraph under the heading "Method of Distribution" (the "Underwriter Information"), insofar as such information relates to such Underwriter shall be true and correct in all material respects.

          (c) Compliance with Laws. The Underwriter will comply in all material respects with all legal requirements in connection with its offers and sales of the Notes and will make such offers and sales in the manner provided in the Offering Document.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE INSURER.

     The Insurer represents and warrants to the Underwriter as follows:

          (a) Organization and Licensing. The Insurer is a duly organized and validly existing New York stock insurance company duly qualified to conduct an insurance business in the State of New York.

          (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Indemnification Agreement and the Insurance Agreement and to perform all of its obligations hereunder and thereunder.

          (c) Authorization; Approvals. Proceedings legally required for the issuance of the Policy and the execution, delivery and performance of this Indemnification Agreement and the Insurance Agreement have been taken and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

          (d) Enforceability. The Policy, when issued, and this Indemnification Agreement and the Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.


                                      -3-

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          (e)  Financial Information. The balance sheet of the Insurer as of
     December 31, 1999 and the related statements of income, stockholder's equity and cash flows for the three fiscal years ended December 31, 1999, and the accompanying footnotes, together with an opinion thereon dated January 21, 2000 of KPMG LLP, independent certified public accountants, which are referred to in the Offering Document relating to the Notes, fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. The balance sheet of the Insurer as of June 30, 2000 and the related statements of operations, stockholder's equity and cash flows for the six-month period ended June 30, 2000 and the accompanying footnotes, which is referred to in the Offering Document relating to the Notes, fairly present in all material respects the financial condition of the Insurer as of such date and for such six-month period in accordance with generally accepted accounting principles consistently applied. Since June 30, 2000, there has been no change in such financial condition of the Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

          (f) Insurer Information. The information in the Prospectus Supplement and the Information Circular as of the date hereof under the caption "The Insurer and the Policy" and the financial statements of the Insurer attached as Annex I and Annex II in the Prospectus Supplement and the Information Circular as of December 31, 1998 and December 31, 1999, and for the respective twelve-month periods then ended, and as of June 30, 2000, and for the six-month period then ended (the "Insurer Information") are true and correct in all material respects and do not contain any untrue statement of a material fact.

SECTION 5.  INDEMNIFICATION.

          (a) The Underwriter agrees to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact contained in the Underwriter Information with respect to the Underwriter or a breach of any of the representations and warranties of the Underwriter contained in Section 3.

          (b) The Insurer agrees to pay, and to protect, indemnify and save harmless, the Underwriter and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out


                                      -4-

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     of or by reason of any untrue statement of a material fact contained in the
     Insurer Information or a breach of any of the representations and warranties of the Insurer contained in Section 4, subject to the limitations set forth in Section 4(f).

          (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in this Section 5(a) or (b) may be sought from the Underwriter, on the one hand, or the Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or
     (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.


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SECTION 6.  AMENDMENTS, ETC.

     This Indemnification Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

SECTION 7.  NOTICES.

     All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

     (a)  To the Insurer:

          Financial Guaranty Insurance Company
          115 Broadway
          New York, New York    10006
          Attention:  Research and Risk Management
                        GreenPoint Home Equity
                        Loan Trust 2000-2
    Facsimile:  (212) 312-3225
    Confirmation:  (800) 352-0001


     (b)  To the Underwriter:

          Lehman Brothers Inc.
          Attention:  Legal Department
          Three World Financial Center
          New York, New York  10285
          Facsimile:  212-526-7415
          Confirmation:  212-526-9433

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

SECTION 8.  SEVERABILITY.

     In the event that any provision of this Indemnification Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

SECTION 9.  GOVERNING LAW.

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     This Indemnification Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

SECTION 10.  COUNTERPARTS.

     This Indemnification Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

SECTION 11.  HEADINGS.

     The headings of Sections and the Table of Contents contained in this Indemnification Agreement are provided for convenience only. They form no part of this Indemnification Agreement and shall not affect its construction or interpretation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                     FINANCIAL GUARANTY INSURANCE COMPANY,
                                          as Insurer



                                          By: /s/ Jayce Fox
                                             -----------------------------
                                             Name: Jayce Fox
                                             Title:  Team Leader


                                     LEHMAN BROTHERS INC,
                                          as Underwriter



                                          By: /s/ Matthew Lewis
                                             -----------------------------
                                             Name:  Matthew Lewis
                                             Title:  Senior Vice President


                                      -8-